UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2007

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01               Entry into a Material Definitive Agreement

On March 14, 2007, White Mountains Insurance Group, Ltd. issued a press release announcing that its wholly-owned subsidiary, White Mountains Re Group, Ltd., had agreed to sell $400 million of its 6.375% senior notes due 2017 in an offering exempt from the registration requirements of the Securities Act of 1933, as amended.

The Fiscal Agency Agreement governing the senior notes is attached as Exhibit 4.1 and the press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is furnished herewith:

EXHIBIT INDEX

4.1	Fiscal Agency Agreement between White Mountains Re Group, Ltd. as Issuer and The Bank of New York as Fiscal Agent.

99.1	Press Release dated March 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

	By:	/s/	J. BRIAN PALMER
J. Brian Palmer
DATED: March 19, 2007			Chief Accounting Officer